                                                                                        Exhibit 99.1

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                               AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with the  Quarterly  Report of The St.  Lawrence  Seaway  Corporation  (the
"Company") on Form 10-Q for the period  ending  December 31, 2002 as filed with the  Securities  and
Exchange Commission on the date hereof (the "Report"), I, Joel M. Greenblatt,  Chairman of the Board
of the Company,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully  complies with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel M. Greenblatt
----------------------
Joel M. Greenblatt
Chairman of the Board
February 14, 2003